Exhibit 99.1
Life Empowered
J.P. Morgan Global HighYield & Leveraged Finance Conference
February 24, 2014
Peabody Energy

Statement on Forward-Looking Information Peabody Energy
Certain statements in this press release are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. The company uses words such as “anticipate,” “believe,” “expect,” “may,” “forecast,” “project,” “should,” “estimate,” “plan,” “outlook,” “target” or other similar words to identify forward-looking statements. These forward-looking statements are based on numerous assumptions that the company believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of February 24, 2014. These factors are difficult to accurately predict and may be beyond the company’s control. The company does not undertake to update its forward-looking statements. Factors that could affect the company’s results include, but are not limited to: global supply and demand for coal, including the seaborne thermal and metallurgical coal markets; price volatility, particularly in higher-margin products and in the company’s trading and brokerage businesses; impact of alternative energy sources, including natural gas and renewables; global steel demand and the downstream impact on metallurgical coal prices; impact of weather and natural disasters on demand, production and transportation; reductions and/or deferrals of purchases by major customers and ability to renew sales contracts; credit and performance risks associated with customers, suppliers, contract miners, co-shippers, and trading, banks and other financial counterparties; geologic, equipment, permitting, site access and operational risks related to mining; transportation availability, performance and costs; availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires; impact of take-or-pay agreements with rail and port commitments for the delivery of coal; successful implementation of business strategies; negotiation of labor contracts, employee relations and workforce availability; changes in postretirement benefit and pension obligations and funding requirements; replacement and development of coal reserves; availability, access to and related cost of capital and financial markets; effects of changes in interest rates and currency exchange rates (primarily the Australian dollar); effects of acquisitions or divestitures; economic strength and political stability of countries in which the company has operations or serves customers; legislation, regulations and court decisions or other government actions, including, but not limited to, new environmental and mine safety requirements; changes in income tax regulations, sales-related royalties, or other regulatory taxes and changes in derivative laws and regulations; litigation, including claims not yet asserted; and other risks detailed in the company’s reports filed with the Securities and Exchange Commission (SEC).
Adjusted EBITDA is defined as (loss) income from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expenses, depreciation, depletion and amortization, asset impairment and mine closure costs, charges for the settlement of claims and litigation related to previously divested operations and amortization of basis difference associated with equity method investments.  Adjusted EBITDA, which is not calculated identically by all companies, is not a substitute for operating income, net income or cash flow as determined in accordance with United States GAAP.  Management uses Adjusted EBITDA as the primary metric to measure segment operating performance and also believes it is useful to investors in comparing the company’s current results with those of prior and future periods and in evaluating the company’s operating performance without regard to its capital structure or the cost basis of its assets.
Adjusted (Loss) Income from Continuing Operations and Adjusted Diluted EPS are defined as (loss) income from continuing operations and diluted earnings per share from continuing operations, respectively, excluding the impacts of asset impairment and mine closure costs and charges for the settlement of claims and litigation related to previously divested operations, net of tax, and the remeasurement of foreign income tax accounts on our income tax provision. The income tax benefits related to asset impairment and mine closure costs and charges for the settlement of claims and litigation related to previously divested operations are calculated based on the enacted tax rate in the jurisdiction in which they have been or will be realized, adjusted for the estimated recoverability of those benefits. Management has included these measures because, in the opinion of management, excluding those foregoing items is useful in comparing the company’s current results with those of prior and future periods. Management also believes that excluding the impact of the remeasurement of foreign income tax accounts represents a meaningful indicator of the company's ongoing effective tax rate.
2/24/14

Peabody Well Positioned with Significant Upside
Peabody Energy
Leveraging significant cost reductions, capital discipline and operational excellence
Leading presence in high-growth Pacific Rim region and low-cost U.S. basins
Positioned to benefit from rising SPRB and ILB coal demand
Seaborne market expected to improve in 2014 with demand growth exceeding supply increases

BTU Delivers Notable 2013 Accomplishments
Peabody Energy
Achieved safest incidence rate in company history
Cost containment efforts led to $340 million in savings
Lowered capital expenditures by 67%
Refinanced credit facility extended maturities and increased financial flexibility
Generated $700+ million operating cash flow to allow for more than $200 million in debt reduction
Results from continuing operations.

Global Coal Markets

Annual World Coal Use Expected to Grow 700 Million Tonnes Over Next Three Years
Peabody Energy
Expected Global Coal Demand (Tonnes in Millions) 0 1,500 3,000 4,500 6,000 7,500 9,000
ROW China India
2013E 2,925 4,130 780 7,835 2014P 2,950 4,295 810 8,055 2016P 3,075 4,570 890 8,535
Record global coal use expected to continue on growing electricity and steel demand
New coal-fueled generation of ~250 GW expected by 2016
Coal increasingly converted to gas in Asia
China and India drive nearly 80% of global demand growth
Source: Peabody Global Analytics.

Metallurgical Coal Fundamentals Projected to Improve in 2014
Peabody Energy
Rising Global Steel Demand from Industrialization and Urbanization
China becomes largest metallurgical coal importer; rising costs, declining domestic quality support additional imports
Demand growth expected to exceed supply increases in 2014 with slowdown of new projects and closure of high-cost mines
Seaborne metallurgical coal demand expected to grow 10 - 15% through 2016
Source: Peabody Global Analytics.

New Generation Expected to Drive Significant Global Thermal Coal Demand
Peabody Energy
Projected Seaborne Thermal Coal Demand (Tonnes in Millions)
2013E 2014P 2016P Atlantic Other Pacific China India
0 200 400 600 800 1,000 1,200
-20 +55 +40 +40 955 985 - 995 1,070
Expected new coal-fueled generation requires 750 million tonnes of annual coal demand at expected capacity utilization
Asia accounts for all seaborne thermal growth
China coal use to increase as new plants and coal conversion facilities offset lower direct use in homes and businesses
Source: Peabody Global Analytics, McCloskey, other industry sources.

China, India Account for Nearly 80% of Projected Global Coal Demand Growth
Peabody Energy
China and India Coal Imports (Tonnes in Millions)
India China 0 100 200 300 400 2013E 2014P 2016P
168 185 220 327 345 380
Record coal imports in 2013 ~325 million tonnes in China ~170 million tonnes in India
China and India coal imports expected to grow ~100 million tonnes by 2016
Significant new coal generation driving demand ~110 GW in China ~45 GW in India
China closing marginal cost production Costs rising >10% per year
New port projects underway to enable greater imports
Source: Peabody Global Analytics, China Customs, India Market Watch.

China Expected to Follow U.S. Path of Greater Coal Use, Decreasing Emissions
Peabody Energy
U.S. Emissions Decline 87% Since 1970 as Coal Use Nearly Triples
1970 1980 1990 2000 2011 -100% -50% 0% 50% 100% 150%
Coal-Based Power Generation +170% GDP per Capita +103% Regulated Emissions/MWh from Coal -87%
China coal use projected to continue to increase as consumption patterns shift Closing older plants Reducing direct use of coal in residences and businesses Deploying emissions controls on existing fleet Building advanced supercritical coal plants Investing in more than 20 coal-to-gas projects
Source: USDA 2011; Energy Information Administration 2012; U.S. EPA Air Trends Data, 2012; Peabody analysis 2012. GDP in 2005 dollars.

SPRB and ILB Markets Improving as Coal Demand Continues to Rise in 2014
Peabody Energy
SPRB Utility Stockpiles (Days Use)
Inventories ~50% below 2012 peak levels
May 2012 Aug. 2012 Nov. 2012 Feb. 2013 May 2013 Aug. 2013 Nov. 2013 Feb. 2014 0 10 20 30 40 50 60 70 80 90
SPRB stockpiles at 47 days use
U.S. coal demand rose 40 million tons in 2013 Coal generation up 5% and gas generation declines 11%
Winter heating degree days over 10% above average in coal-heavy regions
20 - 30 million ton demand increase expected in 2014
Source: Peabody Global Analytics and EIA. Stockpiles estimated as of Jan. 31, 2014.

SPRB and Illinois Basin: 100 Million Ton Demand Increase Forecasted by 2016
Peabody Energy
Expected SPRB and ILB Generation Demand (Tons in Millions)
0 125 250 375 500 625 515 -60 +100 +60 615 SPRB and ILB +100
2013 Retirements Utilization Switching 2016P
SPRB and ILB best positioned against natural gas
Increased power plant utilization and basin switching more than offset expected retirements
Coal fuels 40% of electricity; existing plants running at only 60% capacity
Source: Peabody Global Analytics.

Coal: The World’s Fastest Growing Major Fuel
Peabody Energy
Expected Electricity Growth (2011 - 2035) Coal Natural Gas Nuclear Hydro Other
Coal projected to account for largest percentage of global electricity generation growth
Coal grew dramatically faster than all other major fuels in past decade
IEA and other observers project that coal will overtake oil as world’s largest energy source in coming years
Source: Peabody Energy Analytics, BP Statistical Review of World Energy 2013; Wood Mackenzie; International Energy Agency (IEA); World Energy Outlook Current Policies Scenario.

Peabody Energy Outlook

Peabody Positioned for Success in 2014
Peabody Energy
2014 Focus Areas
Drive strong operational performance
Target additional cost improvements
Manage tight capital spending
Explore sale of non-strategic assets
Position company for growth as markets improve
Advance major new global advocacy initiative

Peabody’s Diverse Platform
Peabody Energy
2013 Revenue by Product Western U.S. Thermal Australian Met Australian Thermal Trading & Brokerage / Other Midwest U.S. Thermal
Diverse operations provides stable base of contributions
Major presence in attractive regions: Australia, PRB and Illinois Basin
Product mix includes high-quality coking coal, low-vol pulverized coal injection (PCI) and thermal coal
Trading activities generate earnings as well as market intelligence to support Peabody’s global platform.

Australian Platform Targets Growing Asia Demand
Peabody Energy
Targeted Australia Volumes (Tons in Millions) 0 10 20 30 40 Domestic Thermal Seaborne Thermal Metallurgical
2005 2 6 8
2011 6 10 9 25
2013 8 11 16 35
2014P ~8 11 - 12 16 - 17 35 - 37
90% of production from operations with recent expansion or owner-operator conversions
Resetting cost base and benefitting from lower Australian dollar
Significant platform for future development and portfolio optimization
Competitive advantage over other nations with mines close to port; ports close to high-growth markets; higher quality products
Sales volumes represent continuing operations.

Peabody’s 2013 Australian Productivity Increased 27%
Peabody Energy
Australian Productivity (Units Moved per Shift)
2012 2013 +27%
2013 Australian unit costs 4% below prior-year levels on increased productivity
Achieving success with multiple initiatives: Streamlining workforce Improved mining methods Productivity improvements lead to 20% lower costs at PCI mines Owner-operator conversions
2014 costs targeted in low-to-mid $70 per ton range on higher mix of metallurgical coal

Realize Full Value of Owner-Operator Conversions in 2014
Peabody Energy
Owner-Operator Volumes Increasing to Over 90% in Australia
Eliminated Contractor Margins Robust Mine Planning Better Workforce Alignment Right-Sized Equipment
Improved operating efficiency drives cost reduction
2013 unit costs reduced 25% from prior year levels
Wilpinjong: One of the lowest cost mines in Australia
Moorvale transitioning in second quarter 2014

U.S. Platform Well Positioned in Current Market
Peabody Energy
Peabody’s position in PRB and Illinois Basin creates opportunity in improving market Targeting 185 - 195 million tons of production in 2014 2014 revenue per ton expected to be 5 - 8% below 2013 levels on greater PRB mix and Midwest contract re-openers 10 - 15% unpriced for 2014; 45 - 55% unpriced for 2015
Maximizing margins across operations 2014 cost per ton expected to be 1 - 3% below 2013 levels
Priced position as of Dec. 31, 2013, based on expected 2014 production levels.

U.S. Cost Containment Initiatives Taking Hold
Peabody Energy
Delivered significant cost and productivity improvements in 2013 U.S. unit costs 3% below prior year levels as productivity improves 9%
Shifting volumes to more productive operations NARM in PRB Gateway and Bear Run in Midwest El Segundo in Southwest
LBA payments end in 2016

Maintaining Financial Strength Through Capital Discipline and Debt Repayment
Peabody Energy
Capital Discipline
Capex reduced 67% in 2013; 2014 capex targeted at $275 - $325 million
Sustaining capital trending below historical range of $1.25 - $1.75/ton
Previous investments enable low sustaining capex for multiple years
Debt Repayment
Completed new secured credit facility to increase financial flexibility
Reduced debt over $600 million since beginning of 2012
Maximizing cash flow through cost containment, capital discipline and non-core asset sales
Strong liquidity of $2.1 billion
Financial data as of Dec. 31, 2013.

No Significant Debt Maturities Until 2016 under New Credit Facility
Peabody Energy
Refinancing Extends Revolver and Term Loan Maturities
Millions $ $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2066
7.375% Securitization 6.000% Revolver 6.500% Term Loan B 6.250% 7.875% Convertible
Includes $12M annual Term Loan B amortization payments through 2020
A/R Securitization facility matures in 2016 and is included above, although not classified as debt on Peabody’s balance sheet.

Peabody Strategy and Operating Success Drive Value in All Market Conditions
Peabody Energy
Uniquely positioned with leading presence in growing Asia markets and low-cost U.S. basins
Aggressively controlling costs and capital discipline across the platform
Solid operating cash flows, low maintenance capital needs and focus on debt reduction
Sizeable reserves and additional resource base enables growth prospects

Peabody Energy
www.PeabodyEnergy.com
Life Empowered

Appendix: Reconciliation of Non-GAAP Measures
Peabody Energy
Reconciliation of Non-GAAP Financial Measures (Unaudited) (Dollars in millions, except per share data)
Quarter Ended Mar. 31, 2014 Low (1) High (1) Year Ended Dec. 31, 2013 (2) 2012 (2)
Adjusted EBITDA (3) $170.0 $230.0 $1,047.2 $1,836.5
Depreciation, depletion and amortization 160.0 175.0 740.3 663.4
Amortization of basis difference related to equity affiliates 0 0 6.3 4.6
Interest income (2.0) (4.0) (15.7) (24.5)
Interest expense 104.0 102.0 408.3 402.3
Loss on early debt extinguishment 0 0 16.9 3.3
Income tax (benefit) provision, excluding tax items shown separately below (85.0) (105.0) (279.9) 481.7
Adjusted (Loss) Income from Continuing Operations (3) $(28.0) $43.0 $104.5 $238.7
Asset impairment and mine closure costs 0 0 528.3 929.0
Settlement charges related to the Patriot bankruptcy reorganization 30.6
Tax benefit related to asset impairment and mine closure costs 0 0 (112.8) (227.3)
Tax benefit related to settlement charges related to the Patriot bankruptcy reorganization 0 0 (11.3) 0
Remeasurement (benefit) expense related to foreign income tax accounts 0 0 (44.3) 7.9
(Loss) income from continuing operations, net of income taxes $(28.0) $43.0 $(286.0) $(470.9)
Diluted EPS - (Loss) income from continuing operations $(0.10) $0.14 $(1.12) $(1.80)
Asset impairment and mine closure costs, net of income taxes 0 0 1.56 2.61
Settlement charges related to the Patriot bankruptcy reorganization, net of income taxes 0 0 0.07 0
Remeasurement (benefit) expense related to foreign income tax accounts 0 0 (1.17) 0.03
Adjusted Diluted EPS (3) $(0.10) $0.14 $0.34 $0.84
(1) Range of targeted projected results.
(2) Actual historical results.
(3) Non-GAAP financial measure defined on slide 2 of this presentation.
This information is intended to be reviewed in conjunction with the company’s filings with the Securities and Exchange Commission.